UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2021

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite B Peachtree Corners, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 6, 2021, the Board of Directors (the “Board”) of Guided Therapeutics, Inc., a Delaware corporation (the “Company”) determined that the Company's 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 10:00 a.m. local time on Thursday, July 22, 2021. The time and location of the Annual Meeting are set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on July 6, 2021. Pursuant to the Company's Amended and Restated Bylaws (the “Bylaws”), stockholders that sought to bring business before the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting had to deliver such proposals or nominations to the principal executive offices of the Company, at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092, Attention: Gene S. Cartwright, Ph.D. and Mark L. Faupel, not later than July 16, 2021. Any stockholder proposal or director nomination must comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright, Ph.D
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer
Date: July 7, 2021

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